                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     FEBRUARY 8, 2005
                                                 -------------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                 1-13926                  76-0321760
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:     (281) 492-5300
                                                   -----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities ------ Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange ------ Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the ------ Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the ------ Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01. OTHER EVENTS

         On February 8, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing that the Company has signed Letters of Intent ("LOIs") for term contracts utilizing the Ocean Baroness and Ocean Rover, two 5th generation semisubmersible rigs currently operating in Southeast Asia.

         The expected revenue from the combined contracts is approximately $243 million. Under the Ocean Baroness LOI, the rig is expected to relocate to the U.S. Gulf of Mexico for a one-year contract with Amerada Hess Corp., following completion of its current work in Indonesia in May 2005. The Baroness is projected to require between 90 and 120 days to mobilize to U.S. waters prior to commencement of the contract. The Ocean Rover LOI would provide for an approximately 950-day extension of the rig's current work with Murphy Oil Corp. The contract is expected to include the drilling portion of Murphy's Kikeh development offshore Malaysia.

         Filed herewith is a copy of such press release.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements regarding commitments for drilling work or contracts, future dayrates and future contracts, expected revenues, relocation and commencement dates, market conditions and mobilization of the rigs. Forward-looking statements include, without limitation, statements which project, indicate or imply future results and may contain words like "expect," "intend," "plan," "will," "estimated" and "budgeted," among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, the risk that an LOI may not result in a binding contract, delays in relocation or mobilization, general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A further discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.


                                       2
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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

     Exhibit number        Description
     --------------        -----------
          99.1             Press release of February 8, 2005


                                       3
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DIAMOND OFFSHORE DRILLING, INC.


                                      By: /s/ William C. Long
                                         ---------------------------------------
                                            William C. Long
                                            Vice President, General Counsel and
                                            Secretary

Dated:  February 8, 2005

                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------
          99.1             Press release of February 8, 2005